UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2011

ANTARES PHARMA, INC.
(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Phillips Blvd., Suite 290, Ewing, NJ		08618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(609) 359-3020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 17, 2011, upon the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Antares Pharma, Inc. (the “Company”), the Board approved a new long term incentive program for the benefit of its senior officers, including all of the Company’s executive officers.  Pursuant to the new program, the Company’s senior officers were granted stock options and performance stock unit awards under the Company’s 2008 Equity Compensation Plan, as amended (the “2008 Plan”).

Pursuant to the long term incentive program, the Committee awarded stock options and performance stock units with a value targeted at the median level of the Company’s peer group as disclosed in its 2011 definitive proxy statement.  Two thirds of that value for each senior officer is delivered in the form of stock options and one third of that value is delivered in the form of performance stock units.

The stock options (i) have a ten-year term, (ii) have an exercise price equal to the closing price of the Company’s common stock, as reported on AMEX, on the date of grant ($1.66), (iii) vest in quarterly installments over three years, and (iv) were otherwise granted on the same standard terms and conditions as other stock options granted pursuant to the 2008 Plan.

The performance stock unit awards made to the senior officers will be earned and vested and convert into actual shares of the Company’s common stock based on the Company’s attainment of certain performance goals measured over the three-year period beginning January 1, 2011 and ending December 31, 2013 and the senior officer’s continued employment with the Company through that period. The actual number of shares of the Company’s common stock into which the performance stock units may convert will be calculated by multiplying the number of performance stock units by a performance percentage ranging from 0% to 150% based on the attained level of Company performance as measured in terms of the following three performance goals: 3-year net revenue targets, 3-year targets relating to product approvals by the Food & Drug Administration and timing targets for the commercial launch of a product.  All of the performance criteria are equally weighted.

For purposes of the first criterion, net revenue means GAAP revenue received by the Company in connection with ongoing operations.

Each performance criterion has levels of achievement designated as threshold; target and maximum with 50% of the performance stock units vesting if the threshold level is achieved; 100% of the of the performance stock units vesting if the target level is achieved and 150% of the performance stock units vesting if the maximum level is achieved; additionally the net revenue target also provides for 75% of the performance stock units vesting if the median performance level is achieved, which is defined as the midpoint between the threshold and target net revenue levels.

The actual number of performance stock units earned and vested will be based on the actual performance level achieved.  In the event that the actual performance level achieved does not meet threshold performance (i.e., less than 50%) for an applicable performance measure, then no performance stock units will be earned and vested for that performance measure.  Threshold level performance may be achieved for one performance measure and not another based on the Company’s actual performance during the three year performance period.

The actual number of performance stock units earned and vested will be determined by the Committee based on the actual performance level achieved with respect to the applicable performance goals based upon the audited financials for the performance period, subject to the items for which performance goals may be adjusted pursuant to the 2008 Plan and factoring in the weighting for each performance measure (as described above).

Should a senior officer’s employment with the Company terminate prior to the completion of the performance period, then his or her performance stock unit award will be forfeited, whether or not the performance goals are met.  If a change of control occurs while a senior officer if employed by the Company, the performance stock unit award will vest as if target performance had been achieved as to each performance goal, such that the target number of share subject to the award is deemed fully earned and vested as of the date of the change of control.

The table below summarizes the 2011 performance stock unit awards for the executive officers of the Company:

Name	Minimum Number of Actual Shares That May Be Earned	Target Number of Shares that May Be Earned	Maximum Number of Actual Shares That May Be Earned
Paul Wotton, Ph.D	0	68,000	102,000
Robert F. Apple	0	50,000	75,000
Peter Sadowski	0	32,000	48,000

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2011. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 15, 2011, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1. Election of the two nominees listed below to serve on the Board for a term of three years:

Nominee	For	Against/Withheld	Abstain	Broker Non-Votes
Dr. Paul K. Wotton	33,596,840	340,297	0	32,988,282
Dr. Leonard S. Jacob	33,520,580	416,557	0	32,988,282

2. Approval of the amendment and restatement of the 2008 Plan to increase the maximum number of shares authorized for issuance under the 2008 Plan from 11,500,000 to 13,500,000.

For	Against/Withheld	Abstain	Broker Non-Votes
32,291,627	1,507,728	137,782	32,988,282

3. Advisory vote for the approval of the Company’s executive compensation programs.

For	Against/Withheld	Abstain	Broker Non-Votes
32,745,851	943,440	247,846	32,988,282

4. Advisory vote regarding the frequency of future advisory votes on the Company’s executive compensation programs.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,899,965	6,363,087	4,489,789	184,296	32,988,282

In light of the preference of the Company’s stockholders to have an annual advisory vote on the Company’s executive compensation programs, and because the Board recognizes the importance of receiving input from stockholders, at its meeting following the Annual Meeting on May 17, 2011, the Board approved including in the proxy materials for future annual meetings an annual advisory vote on the Company’s executive compensation programs.

5. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011.

For	Against/Withheld	Abstain	Broker Non-Votes
66,198,170	595,096	132,153	0

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board for a term of three years; (ii) the proposal to approve the amendment and restatement of the 2008 Plan to increase the maximum number of shares authorized for issuance under the 2008 Plan from 11,500,000 to 13,500,000 was approved; (iii) the Company’s executive compensation programs were approved in an advisory vote; (iv) the stockholders of the Company, in an advisory vote recommended an annual advisory vote on the Company’s executive compensation programs going forward; and (v) the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011 was approved.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

10.1+*	Form of Performance Stock Unit Grant

+           Indicates management contract or compensatory plan or arrangement.

*           Certain information in this exhibit has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date:	May 23, 2011	By:	/s/ Paul K. Wotton
Name: Dr. Paul K. Wotton Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1+*	Form of Performance Stock Unit Grant

+           Indicates management contract or compensatory plan or arrangement.

*           Certain information in this exhibit has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.